SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 13, 2000



                                M & A WEST, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-21955
                            ------------------------
                            (Commission file number)

             Colorado                                  84-1356427
--------------------------------          --------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


                583 San Mateo Avenue, San Bruno, California 94066
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (650) 588-2678
               --------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
              (Former name, former address and formal fiscal year,
                          if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     (a) (i) On July 13,  2000,  Comisky  &  Company,  Professional  Corporation
notified  M&A  West,   Inc.  (the   "Company")   that  it  was  terminating  its
client-accountant relationship with the Company.

          (ii) Comisky & Company's audit report on the financial statements of the Company as of May 31, 1999 and for the two years ended May 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principals.

          (iii) Not applicable

          (iv) During the Company's two most recent fiscal years and any subsequent iterim period, there were no disagreements with Comisky & Company, within the meaning of Instruction 4 to Item 304 of Regulation S-K, on any matter of accounting principals or practices, fincancial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused Comisky & Company to make reference to the subject matter of the disagreements in connection with its report.

          (v) During the Company's two most recent fiscal years and any subsequent interim period, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

     (b) On July 13, 2000, the Registrant engaged Hood & Strong, LLP as its independent accountants for the fiscal year ended May 31, 2000. During the two most recent fiscal years and any subsequent interim period prior to engaging Hood & Strong, the Company did not consult with Hood & Strong regarding either
(i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (c) The Company has requested that Comisky & Company review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibits               Description
          --------               -----------
            16            Letter from Comisky & Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       M & A WEST, INC.
                                                       By: /s/ Scott Kelly
                                                          ----------------------
                                                       Scott Kelly, President

         Date: August 2, 2000